UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 18, 2002

eOn Communications Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-26399	62-1482176
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

4105 Royal Drive NW Kennesaw, Georgia          30144
(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code:    770-423-2200

Not Applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events

On July 18, 2002, eOn Communications Corporation issued a press release in which it announced that on July 31, 2002, it will distribute all of the shares of Cortelco Systems Puerto Rico, Inc. to its shareholders of record as of July 22, 2002. A copy of the press release is filed as Exhibit 99 hereto, and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits:

Exhibit Number	Description of Exhibit
99	Press release issued by eOn Communications Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2002

EON COMMUNICATIONS CORPORATION

By:	/s/ TROY LYNCH
Troy Lynch President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Exhibit
99	Press release issued by eOn Communications Corporation, on July 18, 2002.